Exhibit 99.1

P R E S S   R E L E A S E
For Immediate Release

Splunk Inc. Announces Fiscal Second Quarter 2014 Financial Results

Company Crosses 6,000 Customer Mark; Total Revenues Grow 50%

SAN FRANCISCO — August 29, 2013 — Splunk Inc. (NASDAQ: SPLK), the leading software platform for real-time operational intelligence, today announced results for its fiscal second quarter ended July 31, 2013.

•	Total revenues were $66.9 million, up 50% year-over-year.

•	License revenues were $43.2 million, up 43% year-over-year.

•	GAAP operating loss was $13.3 million or 19.9% of revenues.

•	Non-GAAP operating loss was $0.8 million or 1.1% of revenues.

•	GAAP loss per share was $0.13; non-GAAP loss per share was $0.01.

•	Operating cash flow was $6.3 million with free cash flow of $4.3 million.

“This past quarter marked a milestone for Splunk as we expanded the breadth of our product offerings beyond core Splunk Enterprise and premium apps by adding the beta version of Hunk: Splunk Analytics for Hadoop,” said Godfrey Sullivan, Chairman and CEO. “We are pleased to welcome more than 400 new customers who are joining the Splunk family at an exciting time as we transition to a multi-product company.”

Second Quarter 2014 and Recent Business Highlights

Customers:

•	Signed more than 400 new customers, ending the quarter with more than 6,000 customers worldwide.

•
New license customers include: Bank of the West, Bombardier (Germany), Commercial Bank of Dubai, GitHub, Inc., Hyundai Heavy Industries Co., Ltd. (HHI) (Korea), Middle Tennessee State University, Panasonic Corporation, POLITICO, Shaw Communications Inc., Softbank Telecom Corp., Sony Corporation, South Carolina Department of Health and Human Services, SunTrust Banks, Westdeutsche Lotterie GmbH & Co.

•
Expansion customers include: Adobe, Bloomberg, CalPERS, Cisco Systems, Inc., Comcast Corporation, Duke Medicine, Florida Department of Financial Services, Highmark Blue Cross Blue Shield, Korea Securities Depository, Moody's Corporation, Otto GmbH & Co KG (Germany), Pearson Education, Rally Software, Symantec Corporation, Telstra, TONGYANG Insurance (Korea), U.S. Air Force, U.S. Department of the Interior, U.S. Department of Justice, The Washington Post Company.

Product:

•	Announced the beta version of Hunk: Splunk Analytics for Hadoop. Hunk (beta) is a new software product from Splunk that enables exploration, analysis and visualization of data in Hadoop.

•
Announced the general availability (GA) of the latest version of the Splunk App for VMware to provide accelerated operational visibility into virtualized environments. Customers rely on the Splunk App for VMware to enable proactive monitoring, comprehensive operational analytics and data correlation with all technology tiers beyond virtualization, including applications, operating systems and hardware infrastructure such as servers, storage and network devices.

•
Announced the GA of Splunk Software Developer Kits (SDKs) for C#, PHP and Ruby. These SDKs, along with the SDKs for Java, JavaScript and Python that shipped in December, enable developers to customize and extend the power of Splunk software, further establishing Splunk Enterprise as the platform for machine data.

Splunk Inc. | www.splunk.com

Recognition:

•
Won two top awards in the Asia Pacific region. CeBIT.AU, a leading business technology conference in Australia, honored Splunk with its top industry prize, the CeBIT.AU ICT Excellence Award and the CeBIT.AU Business Award for Top Business Solution.

•	Named “Best in Big Data Analytics” at the 2013 Information Management Awards by NetworkWorld Asia, an enterprise IT magazine read by more than 16,000 IT professionals.

Financial Outlook

The company is providing the following guidance for its fiscal third quarter 2014 (ending October 31, 2013):

•	Total revenues are expected to be between $69 million and $71 million.

•	Non-GAAP operating margin is expected to be between zero and negative 2%.

The company is updating its previous guidance for its fiscal year 2014 (ending January 31, 2014):

•	Total revenues are expected to be between $275 million and $281 million (were previously expected to be between $266 million and $274 million as of May 30, 2013).

•	Non-GAAP operating margin is expected to be approximately zero (unchanged from May 30, 2013).

All forward-looking non-GAAP financial measures contained in this section “Financial Outlook” exclude estimates for stock-based compensation expenses and employer payroll tax expense related to employee stock plans.

While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its fiscal second quarter 2014 and fiscal first half 2014 non-GAAP results included in this press release.

Conference Call and Webcast

Splunk's executive management team will host a conference call today beginning at 1:30 p.m. PT (4:30 p.m. ET) to discuss the company's financial results and business highlights. Interested parties may access the call by dialing (866) 501-1535. International parties may access the call by dialing (216) 672-5582. A live audio webcast of the conference call will be available through Splunk's Investor Relations website at http://investors.splunk.com/events.cfm. A replay of the call will be available through September 5, 2013 by dialing (855) 859-2056 and referencing Conference ID# 25448696.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding Splunk's revenue and non-GAAP operating margin targets for the company's fiscal third quarter and fiscal year 2014 in the paragraphs under “Financial Outlook” above and other statements regarding momentum in the company's business, growth in the number of new customers, new product offerings, expansion of existing customer usage, and product investments and developments. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: Splunk's limited operating history, particularly as a relatively new public company; risks associated with Splunk's rapid growth, particularly outside of the U.S.; Splunk's inability to realize value from its significant investments in its business; and general market, political, economic and business conditions.

Additional information on potential factors that could affect Splunk's financial results is included in the company's Quarterly Report on Form 10-Q for the quarter ended April 30, 2013, which is on file with the U.S. Securities and Exchange Commission. Splunk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Splunk Inc. | www.splunk.com

About Splunk Inc.

Splunk Inc. (NASDAQ: SPLK) provides the engine for machine data™. Splunk® software collects, indexes and harnesses the machine-generated big data coming from the websites, applications, servers, networks, sensors and mobile devices that power business. Splunk software enables organizations to monitor, search, analyze, visualize and act on massive streams of real-time and historical machine data. More than 6,000 enterprises, universities, government agencies and service providers in over 90 countries use Splunk Enterprise to gain Operational Intelligence that deepens business and customer understanding, improves service and uptime, reduces cost and mitigates cyber-security risk. Splunk Storm™, a cloud-based subscription service, is used by organizations developing applications in the cloud.

To learn more, please visit www.splunk.com/company.

Splunk, Splunk>, Splunk Storm, Listen to Your Data, SPL and The Engine for Machine Data are trademarks and registered trademarks of Splunk Inc. in the United States and other countries. All other brand names, product names, or trademarks belong to their respective owners. © 2013 Splunk Inc. All rights reserved.

For more information, please contact:

Investor Contact
Ken Tinsley
Splunk Inc.
415-848-8476
ktinsley@splunk.com

Press Contact
Sherry Lowe
Splunk Inc.
415-852-5529
slowe@splunk.com

Jade Wilkinson
LEWIS PR
415-432-2459
jadew@lewispr.com

Splunk Inc. | www.splunk.com

 SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2013	2012	2013	2012
Revenues	$43,185	$30,203	$79,357	$54,589
License	23,688	14,280	44,723	27,085
Maintenance and services	66,873	44,483	124,080	81,674
Total revenues
Cost of revenues
License	76	92	145	221
Maintenance and services	7,345	4,553	13,957	8,689
Total cost of revenues (1), (2)	7,421	4,645	14,102	8,910
Gross profit	59,452	39,838	109,978	72,764
Operating expenses
Research and development (1), (2)	16,210	9,391	30,674	17,494
Sales and marketing (1), (2)	44,634	27,740	85,947	51,906
General and administrative (1), (2)	11,912	7,247	22,358	14,093
Total operating expenses	72,756	44,378	138,979	83,493
Operating loss	(13,304)	(4,540)	(29,001)	(10,729)
Interest and other income (expense), net
Interest income (expense), net	58	101	119	82
Other income (expense), net	(82)	—	(176)	2
Change in fair value of preferred stock warrants	—	—	—	(14,087)
Total interest and other income (expense), net	(24)	101	(57)	(14,003)
Loss before income taxes	(13,328)	(4,439)	(29,058)	(24,732)
Provision for income taxes	365	136	769	313
Net loss	$(13,693)	$(4,575)	$(29,827)	$(25,045)

Basic and diluted net loss per share	$(0.13)	$(0.05)	$(0.29)	$(0.40)

Weighted-average shares used in computing basic and diluted net loss per share	104,100	95,518	103,075	62,466

(1) Includes stock-based compensation expense as follows:
Cost of revenues	$865	$267	$1,570	$375
Research and development	3,547	1,267	6,590	2,162
Sales and marketing	5,156	1,505	9,478	2,363
General and administrative	2,389	827	4,154	1,638
	$11,957	$3,866	$21,792	$6,538
(2) Includes employer payroll tax on employee stock plans as follows:
Cost of revenues	$22	$—	$44	$—
Research and development	49	—	191	—
Sales and marketing	314	48	592	48
General and administrative	201	214	339	214
	$586	$262	$1,166	$262

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	July 31, 2013	January 31, 2013
ASSETS
Current assets
Cash and cash equivalents	$347,114	$305,939
Accounts receivable, net	40,746	63,948
Prepaid expenses and other current assets	10,547	6,861
Total current assets	398,407	376,748
Property and equipment, net	13,855	13,205
Other assets	403	492
Total assets	$412,665	$390,445
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$1,805	$1,632
Accrued payroll and compensation	21,888	28,123
Accrued expenses and other liabilities	12,224	7,636
Deferred revenue, current portion	96,908	79,568
Total current liabilities	132,825	116,959
Deferred revenue, non-current	30,727	35,144
Other liabilities, non-current	1,302	798
Total non-current liabilities	32,029	35,942
Total liabilities	164,854	152,901
Stockholders’ equity:
Common stock	105	101
Accumulated other comprehensive loss	(243)	(135)
Additional paid-in capital	368,475	328,277
Accumulated deficit	(120,526)	(90,699)
Total stockholders’ equity	247,811	237,544
Total liabilities and stockholders’ equity	$412,665	$390,445

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2013	2012	2013	2012
Cash Flows From Operating Activities
Net loss	$(13,693)	$(4,575)	$(29,827)	$(25,045)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,455	1,218	2,880	2,149
Change in fair value of preferred stock warrants	—	—	—	14,087
Stock-based compensation	11,957	3,866	21,792	6,538
Excess tax benefits from employee stock plans	(157)	—	(268)	—
Changes in operating assets and liabilities
Accounts receivable, net	(2,830)	(10,201)	23,202	814
Prepaid expenses, other current and non-current assets	(3,299)	(1,184)	(3,597)	(1,172)
Accounts payable	(1,065)	(706)	(147)	300
Accrued payroll and compensation	697	7,020	(6,235)	2,563
Accrued expenses and other liabilities	2,888	(128)	5,379	167
Deferred revenue	10,298	8,526	12,923	15,003
Net cash provided by operating activities	6,251	3,836	26,102	15,404
Cash Flow From Investing Activities
Purchases of property and equipment	(1,967)	(1,597)	(3,230)	(3,474)
Net cash used in investing activities	(1,967)	(1,597)	(3,230)	(3,474)
Cash Flow From Financing Activities
Repayments of term debt	—	—	—	(2,289)
Proceeds from initial public offering, net of offering costs	—	(1,161)	—	225,225
Issuance of common stock from exercise of stock options	5,916	1,153	12,523	1,825
Excess tax benefits from employee stock plans	157	—	268	—
Proceeds from employee stock purchase plans	6,076	—	6,076	—
Taxes paid related to net share settlement of equity awards	(513)	—	(513)	—
Net cash provided by financing activities	11,636	(8)	18,354	224,761
Effect of exchange rate changes on cash and cash equivalents	(58)	(30)	(51)	(12)
Net increase in cash and cash equivalents	15,862	2,201	41,175	236,679
Cash and cash equivalents at beginning of period	331,252	266,077	305,939	31,599
Cash and cash equivalents at end of period	$347,114	$268,278	$347,114	$268,278

Splunk Inc. | www.splunk.com

 SPLUNK INC.
Non-GAAP financial measures and reconciliations

To supplement Splunk’s consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Splunk provides investors with certain non-GAAP financial measures, including non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP operating margin and non-GAAP income loss per share (collectively the “non-GAAP financial measures”). These non-GAAP financial measures exclude stock-based compensation expense, employer payroll tax expense related to employee stock plans and the change in fair value of certain preferred stock warrants previously issued by Splunk. In addition, non-GAAP financial measures include free cash flow, which represents cash from operations less purchases of property and equipment. The presentation of the non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Splunk uses these non-GAAP financial measures for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Splunk believes that these non-GAAP financial measures provide useful information about Splunk’s operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. In addition, these non-GAAP financial measures facilitate comparisons to competitors’ operating results.

Splunk excludes stock-based compensation expense and employer payroll tax expense related to employee stock plans from its non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP operating margin and non-GAAP income (loss) per share.  Splunk excludes stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding Splunk’s operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, Splunk believes that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between Splunk’s operating results and those of other companies. Splunk excludes employer payroll tax expense related to employee stock plans in order for investors to see the full effect that excluding that stock-based compensation expense had on Splunk’s operating results. These expenses are tied to the exercise or vesting of underlying equity awards and the price of Splunk’s common stock at the time of vesting or exercise, which may vary from period to period independent of the operating performance of Splunk’s business. Splunk also excludes expense attributable to the change in fair value of certain preferred stock warrants from its non-GAAP financial measures because it is a non-recurring, non-cash expense. Accordingly, Splunk believes that excluding these expenses provides investors and management with greater visibility to the underlying performance of its business operations, facilitates comparison of its results with other periods and may also facilitate comparison with the results of other companies in its industry. Splunk considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in its business, making strategic acquisitions and strengthening its balance sheet.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by Splunk’s competitors and exclude expenses that may have a material impact upon Splunk’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Splunk’s business and an important part of the compensation provided to Splunk’s employees. The non-GAAP financial measures are meant to supplement and be viewed in conjunction with, GAAP financial measures.

The following table reconciles Splunk’s non-GAAP results to Splunk’s GAAP results included in this press release.

Splunk Inc. | www.splunk.com

SPLUNK INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

		Three Months Ended		Six Months Ended
		July 31,	July 31,	July 31,	July 31,
		2013	2012	2013	2012
Reconciliation of cash provided by operating activities to free cash flow:
Net cash provided by operating activities		$6,251	$3,806	$26,102	$15,392
Less purchases of property and equipment		(1,967)	(1,597)	(3,230)	(3,474)
Free cash flow (Non-GAAP)		$4,284	$2,209	$22,872	$11,918
Net cash used in investing activities		$(1,967)	$(1,597)	$(3,230)	$(3,474)
Net cash provided by (used in) financing activities		$11,636	$(8)	$18,354	$224,761
Operating loss reconciliation:
GAAP operating loss		$(13,304)	$(4,540)	$(29,001)	$(10,729)
Stock-based compensation expense	(A)	11,957	3,866	21,792	6,538
Employer payroll tax on employee stock plans	(C)	586	262	1,166	262
Non-GAAP operating loss		$(761)	$(412)	$(6,043)	$(3,929)
Operating margin reconciliation:
GAAP operating margin		(19.9)%	(10.2)%	(23.4)%	(13.1)%
Stock-based compensation expense	(A)	17.9	8.7	17.6	8.0
Employer payroll tax on employee stock plans	(C)	0.9	0.6	0.9	0.3
Non-GAAP operating margin		(1.1)%	(0.9)%	(4.9)%	(4.8)%
Net loss reconciliation:
GAAP net loss		$(13,693)	$(4,575)	$(29,827)	$(25,045)
Stock-based compensation expense	(A)	11,957	3,866	21,792	6,538
Change in fair value of preferred stock warrants	(B)	—	—	—	14,087
Employer payroll tax on employee stock plans	(C)	586	262	1,166	262
Non-GAAP net loss		$(1,150)	$(447)	$(6,869)	$(4,158)
Net loss per share reconciliation:
GAAP net loss		$(0.13)	$(0.05)	$(0.29)	$(0.40)
Stock-based compensation expense	(A)	0.11	0.04	0.21	0.10
Change in fair value of preferred stock warrants	(B)	—	—	—	0.23
Employer payroll tax on employee stock plans	(C)	0.01	—	0.01	—
Non-GAAP basic and diluted net loss per share		$(0.01)	$(0.01)	$(0.07)	$(0.07)

Weighted-average shares used in computing basic and diluted GAAP net loss per share		104,100	95,518	103,075	62,466

Notes:

(A)                 To eliminate stock-based compensation expense.

(B)                 To eliminate warrant expense related to the change in the fair value of our outstanding preferred stock warrants. The final measurement of the warrants was recorded upon the closing of Splunk’s initial public offering during the three months ended April 30, 2012.

(C)                 To eliminate employer payroll tax expense related to employee stock plans.

Splunk Inc. | www.splunk.com